MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT Series 5

Payment Date:     28-Jan-97
Reporting Month:  December

                                                          Interest    Interest     Principal
           Original       Original Integral     Record    Accrual     Payment      Payment     Ending          Remaining
Class      Balance        Pct Pool Denomination Date      Factor      Factor       Factor      Balance         Principal
Class A-1  $23,980,860.00 10.00%   $1,000.00    31-Dec-96  0.00000000   0.00000000  0.00000000           $0.00 0.00000000
Class A-2 $179,856,450.00 75.00%   $1,000.00    31-Dec-96  4.23437147   4.23437147 40.12093478 $139,852,867.34 0.77758049
Class A-3  $23,307,500.00  9.72%   $1,000.00    31-Dec-96 12.50000000  12.50000000  0.00000000  $23,307,500.00 1.00000000

          $227,144,810.00                                                                      $163,160,367.34

MERIT SECURITIES CORPORATION


Credit Enhancement Summary
MERIT Series 5

Payment Date:         28-Jan-97
Reporting Month       December

Reserve Funds and Subordination

                          Initial Coverage     Beginning Coverage   Adjustments Losses     Insured Balance Ending Coverage
Type
Pool Over Collaterization 5.28% $12,663,785.76 6.83% $12,453,620.57 $0.00       $39,302.21 $175,141,813.26 7.01% $12,414,318.36

                                    Beginning   Current                           Ending
                                    Balance     Deposits   Withdrawals for Losses DPR
Discount Principal Reserve Account  $404,623.04 $67,551.61 $39,302.21             $432,872.44
(Included in above coverage amount)

Insurance

                                Initial Coverage     Beginning Coverage   Adjustments Losses Insured Balance Ending Coverage
Type             Purpose
Insurance Policy Pool Insurance 25.00% $6,340,890.55 36.95% $6,340,890.55 $0.00       $0.00  $16,091,160.62  39.41% $6,340,890.55

Surplus Summary

Class                             Total
Surplus                           $371,195.96

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance             Current
30+ Days                44          $7,830,654             4.47%
60+ Days                20          $3,027,158             1.73%
90+ Days                37          $5,951,891             3.39%
Foreclosure             15          $3,416,557             1.95%
REO                     12          $2,011,862             1.15%

Totals                 128         $22,238,122            12.68%


Advances on Delinquencies                                      $198,980.05
Non-Recoverable Advances on Delinquencies                            $0.00

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT Series 5
Payment Date:     28-Jan-97
Report Date:      December

Collateral Proceeds Account


Beginning Balance                                     $0.00

Deposits                                                               Withdrawals

Interest Net of Servicing Fee                 $1,444,513.78            Interest Payments       $1,052,922.77
Principal                                    $ 7,244,258.30            Principal Payments      $7,216,008.90
Deposits From Reserve Fund                       $39,302.21            Surplus                   $371,195.96
Other Deposits                                        $0.00            MBIA Fee                   $20,395.05
                                                                       Discount Principal Reserve $67,551.61

Total Deposit                                 $8,728,074.29            Total Withdrawals       $8,728,074.29

                                                                       Ending Balance                  $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT Series 5
Payment Date:     28-Jan-97
Reporting Month:  December

            Class
          Interest       Beginning       Interest      Interest      Principal        Total        Applied       Ending
  Class     Rate          Balance         Accrual       Payment       Payment     Distribution     Losses        Balance
Class A-1  0.000000%           $0.00         $0.00         $0.00          $0.00         $0.00        $0.00           $0.00
Class A-2  6.214060% $147,068,876.24   $761,579.02   $761,579.02  $7,216,008.90 $7,977,587.92        $0.00 $139,852,867.34
Class A-3 15.000000%  $23,307,500.00   $291,343.75   $291,343.75          $0.00   $291,343.75        $0.00  $23,307,500.00

                     $170,376,376.24 $1,052,922.77 $1,052,922.77  $7,216,008.90 $8,268,931.67        $0.00 $163,160,367.34

  Class               CUSIP        Priority     Principal Type Interest Type
Class A-1           589962AM1           Senior    Sequential       Floater
Class A-2           589962AL3           Senior    Sequential       Floater
Class A-3           589962AN9           Senior    Sequential       Floater